UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023

United States Steel Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street,

Pittsburgh, PA 15219-2800

(Address of principal executive offices, including zip code)

(412) 433-1121

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	X	New York Stock Exchange
Common Stock, par value $1.00	X	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Merger Agreement

On December 18, 2023, United States Steel Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Nippon Steel North America, Inc., a New York corporation (“Parent”), 2023 Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and solely as provided in Section 9.13 therein, Nippon Steel Corporation, a Japanese corporation (“NSC”).

The Merger Agreement provides that, among other things and on the terms and subject to the conditions of the Merger Agreement, (i) Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent, and (ii) at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of the Company, par value $1.00 per share (the “Common Stock”) (other than (a) shares of Common Stock owned by the Company or any wholly owned subsidiary of the Company as treasury stock or otherwise (other than shares of Common Stock reserved for issuance under any of the Company Equity Plans (as defined in the Merger Agreement)) or held directly or indirectly by Parent, Merger Sub or any wholly owned Subsidiary of Parent immediately prior to the Effective Time and (b) shares of Common Stock that are held by holders who have not voted in favor of the adoption of the Merger Agreement and properly demand, exercise and perfect appraisal of such shares pursuant to Section 262 of the General Corporation Law of the State of Delaware) will be converted into the right to receive $55.00 per share in cash (the “Merger Consideration”).

Pursuant to the Merger Agreement, each time-vested restricted stock unit award in respect of shares of Common Stock (a “Company RSU Award”), or portion thereof, that is outstanding immediately prior to the Effective Time will, to the extent not vested, automatically become fully vested and will be cancelled and converted into the right of the holder of the Company RSU Award (or portion thereof) to receive an amount in cash equal to (i) the Merger Consideration multiplied by (ii) the number of shares underlying such Company RSU Award (or portion thereof) immediately prior to the Effective Time, together with any accrued and unpaid dividends corresponding to such vested Company RSU Award (or portion thereof).

Pursuant to the Merger Agreement, each performance-based restricted stock unit award in respect of shares of Common Stock (a “Company PSU Award”), or portion thereof, that is outstanding immediately prior to the Effective Time will, to the extent not vested, automatically become fully vested to the extent described in the following sentence and will be cancelled and converted into the right of the holder of the Company PSU Award (or portion thereof) to receive an amount in cash equal to (i) the Merger Consideration multiplied by (ii) the total number of shares subject to such Company PSU Award (or portion thereof) immediately prior to the Effective Time, together with any accrued and unpaid dividends corresponding to such vested Company PSU Award (or portion thereof). The total number of shares subject to a Company PSU Award will be based on deemed achievement of the greater of (1) maximum performance, to the extent such treatment is required by the applicable award agreement as of the date of the Merger Agreement, (2) actual performance or (3) target performance through the Effective Time. Notwithstanding the foregoing, if any portion of the Company PSU Award has been earned by its terms as of the Effective Time, but has not yet become vested, the total number of shares subject to such Company PSU Award will be based on the number of shares actually earned.

Pursuant to the Merger Agreement, each option to acquire shares of Common Stock (a “Company Option Award”), or portion thereof, that is outstanding immediately prior to the Effective Time will, to the extent not vested, automatically become fully vested and will be cancelled and converted into the right of the holder of each such Company Option Award to receive an amount in cash equal to (i) the excess, if any, of the Merger Consideration over the applicable exercise price of such Company Option Award, multiplied by (ii) the number of shares of Common Stock subject to such Company Option Award immediately prior to the Effective Time (assuming full vesting for any Company Option Award (or portion thereof) that is subject to performance-based vesting). Any out-of-the-money Company Option Awards will be cancelled without consideration therefor.

Pursuant to the Merger Agreement, each share of Common Stock underlying a deferred restricted stock unit (“Company DSU Award”) will be converted into the right to receive an amount in cash equal to the Merger Consideration or such other amount contemplated by the Company DSU Award and settled in accordance with the terms thereof.

The Board of Directors of the Company (the “Board”) has unanimously (i) determined that it is fair to and in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement, (ii) approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, and (iii) resolved to recommend that the stockholders of the Company adopt the Merger Agreement and directed that such matter be submitted for consideration of the stockholders of the Company at a meeting of the Company’s stockholders (the “Company Stockholder Meeting”).

The completion of the Merger is subject to the fulfillment or waiver of certain customary mutual closing conditions, including (i) the affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the record date for the Company Stockholder Meeting in favor of adopting the Merger Agreement (the “Required Company Stockholder Vote”), (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the receipt of approval by the Committee on Foreign Investment in the United States, and the receipt of certain other foreign regulatory approvals, and (iii) the absence of any law or order by a court or other governmental entity of competent jurisdiction that prohibits or makes illegal the consummation of the Merger.  The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement. The obligation of Parent and Merger Sub to consummate the Merger is also conditioned upon the absence of a material adverse effect on the Company since the date of the Merger Agreement.

The Merger Agreement provides that each of the parties to the Merger Agreement will (and will cause their respective Subsidiaries (as defined in the Merger Agreement) and controlled Affiliates (as defined in the Merger Agreement) to) use their respective reasonable best efforts to take promptly, or cause to be taken, all actions and to do promptly, or cause to be done, and to assist and cooperate with the other parties in doing all things necessary, proper or advisable under applicable laws to consummate and make effective the Merger and the other Contemplated Transactions (as defined in the Merger Agreement), including obtaining of all requisite antitrust and foreign investment law approvals and defending against any actions, lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or challenging, hindering, impeding, interfering with or delaying the consummation of the Merger and the other Contemplated Transactions.  In furtherance of the foregoing, Parent and its controlled Affiliates have agreed to take, or cause to be taken, all actions necessary, proper or advisable to obtain requisite antitrust and foreign investment law approvals, except that Parent and its Affiliates will not be required, in order to obtain the CFIUS Approval (as defined in the Merger Agreement), to take any action (i) that would violate any law applicable to Parent or its Affiliates or (ii) with respect to the assets or businesses of Parent or its Affiliates (other than the Company and its Subsidiaries) that would reasonably be expected to have a material adverse effect on Parent and its Affiliates (other than the Company and its Subsidiaries), taken as a whole (for this purpose, measured as if Parent and its Affiliates, taken as a whole, were the size of, and with the financial profile of, Parent, its Affiliates and the Company and its Subsidiaries, taken as a whole).

The Merger Agreement also contains customary representations, warranties and covenants of the Company, Parent and Merger Sub.

In addition, the Company has agreed to customary “no-shop” restrictions on the Company’s ability to solicit any Alternative Proposal (as defined in the Merger Agreement) or any proposal or inquiry that would reasonably be expected to result in or lead to any Alternative Proposal, to enter into any definitive agreement with respect to a Superior Proposal (as defined in the Merger Agreement) and to engage in, continue or otherwise participate in negotiations or discussions with, or furnish any non-public information to, any person regarding any Alternative Proposal or any proposal or inquiry that that would reasonably be expected to result in or lead to any Alternative Proposal. Notwithstanding the “no-shop” restrictions, if, after the date of the Merger Agreement and prior to receipt of the Required Company Stockholder Vote, the Company receives a bona fide written Alternative Proposal that did not result from a breach of the Company’s obligations under the “no-shop” restrictions and the Board determines in good faith, after consultation with its outside legal and financial advisors, that such Alternative Proposal constitutes or could reasonably be expected to result in a Superior Proposal and the failure to take such action could reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law, the Company may furnish information, including material non-public information, to the person making such Alternative Proposal and Parent and may engage in discussions and negotiations with such person with respect to the Alternative Proposal, subject to certain notice rights and match rights in favor of Parent.

The Merger Agreement contains customary termination rights, including that either party may terminate the Merger Agreement if the Company Stockholder Meeting has concluded and the Required Company Stockholder Vote has not been obtained or if, subject to certain limitations, the Effective Time has not occurred on or before 11:59 p.m. Eastern time on September 18, 2024 (subject to an automatic extension to 11:59 p.m. Eastern time on March 18, 2025 and June 18, 2025, in each case if on such date all of the closing conditions except those relating to regulatory approvals have been satisfied or waived) (the “End Date”).  Additionally, before the Required Company Stockholder Vote has been obtained, the Company may terminate the Merger Agreement under specified circumstances to accept a Superior Proposal from a third party and Parent may terminate the Merger Agreement if the Board changes its recommendation that the Company’s stockholders approve the adoption of the Merger Agreement.

The Merger Agreement provides that, upon termination of the Merger Agreement by the Company or Parent under specified circumstances (including termination by the Company to accept a Superior Proposal), a termination fee of $565,000,000 will be payable by the Company to Parent.

The Merger Agreement also provides that a reverse termination fee of $565,000,000 will be payable by Parent to the Company if the Merger Agreement is terminated by the Company or Parent under certain specified circumstances (including, subject to certain limitations set forth in the Merger Agreement, as a result of failing to obtain the required regulatory approvals by the End Date).

If the Merger is consummated, the shares of Common Stock will be delisted from the New York Stock Exchange and the Chicago Stock Exchange and deregistered under the Securities Exchange Act of 1934.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or its subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific date therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company filed or will file with the Securities and Exchange Commission (“SEC”).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of December 18, 2023, by and among the Company, Parent, Merger Sub and NSC (solely as provided in Section 9.13 therein).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the proposed transaction between the Company and Parent, a wholly owned subsidiary of NSC.  In connection with the proposed transaction, the Company will file relevant materials with the SEC, including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”).  The information in the preliminary Proxy Statement will not be complete and may be changed. The definitive Proxy Statement will be delivered to stockholders of the Company. The Company may also file other documents with the SEC regarding the proposed transaction. This Current Report on Form 8-K is not a substitute for the Proxy Statement or for any other document that may be filed with the SEC in connection with the proposed transaction.  The proposed transaction will be submitted to the Company’s stockholders for their consideration.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NSC AND THE PROPOSED TRANSACTION.

The Company’s stockholders will be able to obtain free copies of the preliminary Proxy Statement and the definitive Proxy Statement (in each case, if and when available), as well as other documents containing important information about the Company, NSC and the proposed transaction once such documents are filed with the SEC, without charge, at the SEC’s website (www.sec.gov).  Copies of the Proxy Statement and the other documents filed with the SEC by the Company can also be obtained, without charge, by directing a request to United States Steel Corporation, 600 Grant Street, Pittsburgh, Pennsylvania 15219, Attention: Corporate Secretary; telephone 412-433-1121, or from the Company’s website www.ussteel.com.

Participants in the Solicitation

NSC, the Company and their directors, and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction.  Information regarding the directors and executive officers of the Company who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement when it is filed with the SEC.  Information about these persons is included in each company’s annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the Proxy Statement when filed. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K contains information regarding the Company and NSC that may constitute “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties.  We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future operating or financial results, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only the Company’s beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of the Company’s or NSC’s control, as well as, statements regarding the proposed transaction and the timing of the completion of the transaction. It is possible that the Company’s or NSC’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management of the Company or NSC, as applicable, believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s or NSC’s historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the proposed transaction on a timely basis or at all; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could cause the parties to terminate the Merger Agreement; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that the Company’s stockholders may not approve the proposed transaction; the risks and uncertainties related to securing the necessary stockholder approval; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock or NSC’s common stock or American Depositary Receipts; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company or NSC to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending proposed transaction could distract management of the Company.  The Company directs readers to its Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and the other documents it files with the SEC for other risks associated with the Company’s future performance.  These documents contain and identify important factors that could cause our actual results to differ materially from those contained in the forward-looking statements.  Risks related to NSC’s forward-looking statements include, but are not limited to, changes in regional and global macroeconomic conditions, particularly in Japan, China and the United States; excess capacity and oversupply in the steel industry; unfair trade and pricing practices in NSC’s home markets; the possibility of low steel prices or excess iron ore supply; the possibility of significant increases in market prices of essential raw materials; the possibility of depreciation of the value of the Japanese yen against the U.S. dollar and other major foreign currencies; the loss of market share to substitute materials; NSC’s ability to reduce costs and improve operating efficiency; the possibility of not completing planned alliances, acquisitions or investments, or such alliances, acquisitions or investments not having the anticipated results; natural disasters and accidents or unpredictable events which may disrupt NSC’s supply chain as well as other events that may negatively impact NSC’s business activities; risks relating to CO2 emissions and NSC’s challenge for carbon neutrality; the economic, political, social and legal uncertainty of doing business in emerging economies; the possibility of incurring expenses resulting from any defects in our products or incurring additional costs and reputational harm due to product defects of other steel manufacturers; the possibility that we may be unable to protect our intellectual property rights or face intellectual property infringement claims by third parties; changes in laws and regulations of countries where we operate, including trade laws and tariffs, as well a tax, environmental, health and safety laws; and the possibility of damage to our reputation and business due to data breaches and data theft. All information in this Current Report on Form 8-K is as of the date above.  Neither the Company nor NSC undertakes any duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s or NSC’s expectations whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

	By:	/s/ Jessica T. Graziano
Name: Jessica T. Graziano
Title: Senior Vice President and Chief Financial Officer

Date: December 18, 2023